UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2024 (April 19, 2024)

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860) 243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock ($1 par value)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 19, 2024 (the “Closing Date”), pursuant to that certain Agreement and Plan of Merger dated January 18, 2024 (the “Merger Agreement”) between Kaman Corporation, a Connecticut corporation (the “Company”), Ovation Parent, Inc., a Delaware corporation (“Parent”), and Ovation Merger Sub, Inc., a Connecticut corporation and a wholly owned subsidiary of Parent (“Merger Sub”), among other things, Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger” and such effective time of the Merger, the “Effective Time”). Parent and Merger Sub are affiliates of investment funds managed by Arcline Investment Management LP.

In accordance with the terms of the Merger Agreement, at the Effective Time, each share of common stock, par value $1.00 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares of Common Stock held by Parent or Merger Sub and (ii) shares of Common Stock owned by any direct or indirect wholly owned subsidiary of the Company) was converted into the right to receive $46.00 in cash, without interest (the “Merger Consideration”) and, as of the Effective Time, all such shares are no longer outstanding and have automatically been cancelled.

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each outstanding right to receive Common Stock granted under the Kaman Corporation Second Amended and Restated 2013 Management Incentive Plan (the “Company Stock Plan”) that was subject to achievement of service-based and performance-based vesting conditions (each, a “Company PSU”) was fully vested and cancelled and, in exchange, the holders of such cancelled Company PSUs became entitled to receive an amount in cash, less applicable tax withholdings, equal to (i) the number of shares of Common Stock underlying such Company PSU, multiplied by (ii) the Merger Consideration, without interest. The number of shares of Common Stock underlying each Company PSU deemed to have been earned was equal to the target number of Company PSUs multiplied by the greater of (x) 100% and (y) the actual level of performance of each Company PSU, calculated as of the Closing Date and using the Closing Date as the applicable measurement date in accordance with the terms of the applicable governing documents. In addition, any unvested Company PSUs granted after January 18, 2024 became vested as set forth above, subject to proration based on the number of days from January 1, 2024 through the Closing Date over the full number of days in the performance period, and any Company PSUs that did not vest were cancelled as of the Effective Time for no consideration.

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each outstanding share of Common Stock granted under the Company Stock Plan that was subject to certain restrictions that lapse at the end of a specified period or periods (each, a “Company Restricted Stock”) was fully vested and cancelled and, in exchange, the holders of such shares of Company Restricted Stock became entitled to receive an amount in cash, less applicable tax withholdings, equal to (i) the total number of shares of Company Restricted Stock held by such holder multiplied by (ii) the Merger Consideration, without interest. In addition, any unvested Company Restricted Stock granted after January 18, 2024 became vested as set forth above, subject to proration based on the number of days from the date of grant through the Closing Date over the full number of days in the vesting period, and any shares of Company Restricted Stock that did not vest were cancelled as of the Effective Time for no consideration.

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each outstanding stock option to purchase shares of Common Stock granted under the Company Stock Plan (a “Company Option”) was fully vested and cancelled and, in exchange, the holders of such Company Options became entitled to receive an amount in cash, less applicable tax withholdings, equal to the product of (i) the number of shares of Common Stock subject to such Company Option, multiplied by (ii)(1) the Merger Consideration less (2) the per share exercise price applicable to such Company Option, without interest.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Explanatory Note of this Report is incorporated by reference into this Item 1.01.

Parent funded the acquisition through equity and debt financing. Additional information regarding the equity and debt financing contained in the definitive proxy statement of the Company, filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2024 and as supplemented by the supplemental disclosure to the proxy statement of the Company filed with the SEC on April 5, 2024 (the “Proxy Statement”), is incorporated herein by reference.

On April 19, 2024, Parent, as the borrower, and Ovation Parent Holdings, Inc., a Delaware corporation (“Holdings”), entered into that certain Credit Agreement with Morgan Stanley Senior Funding, Inc., as administrative agent, collateral agent, a joint lead arranger and a joint bookrunner, the lenders and L/C issuers from time to time party thereto and the other parties from time to time party thereto (the “New Credit Agreement”), which provides for (i) an initial senior secured term loan facility in an aggregate principal amount equal to $815,000,000 and (ii) an initial senior secured revolving credit facility in an aggregate principal amount equal to $150,000,000, which includes a letter of credit sub-facility in an amount equal to $75,000,000.  The Company and certain of its subsidiaries are guarantors under the New Credit Agreement. The obligations under the New Credit Agreement are secured on a first priority basis by substantially all of the assets of the borrower and the guarantors (subject to certain exclusions and exceptions). The New Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of these types.

On April 19, 2024, in connection with the consummation of the Merger, the Company entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), among the Company, Parent and U.S. Bank National Association (as successor-in-interest to U.S. Bank National Association), a national banking association, as trustee (the “Trustee”), to the Indenture, dated as of May 12, 2017 (the “Original Indenture”), between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of July 15, 2019 (the “First Supplemental Indenture” and, together with the Original Indenture and the Second Supplemental Indenture, the “Indenture”), between the Company and the Trustee, relating to the Company’s 3.25% Convertible Senior Notes due 2024 (the “Convertible Senior Notes”). As a result of the Merger, and on the terms and subject to the conditions of the Indenture, the right to convert each $1,000 principal amount of Convertible Senior Notes into Common Stock has been changed into the right to convert such principal amount solely into a number of units of Reference Property (as defined in the Indenture) equal to a conversion rate of 15.3227, with each unit of Reference Property consisting of cash in the amount of $46.00.

The foregoing descriptions of the New Credit Agreement and the Second Supplemental Indenture are not complete, and the description of the Second Supplemental Indenture is subject to and qualified in its entirety by reference to the full text of the Second Supplemental Indenture, which is included as Exhibit 4.1 to this Report and is incorporated herein by reference. The foregoing descriptions of the Original Indenture and First Supplemental Indenture are not complete and are subject to and qualified in their entirety by reference to the full text of the Original Indenture and the First Supplemental Indenture, which are included as Exhibit 4.2 and Exhibit 4.3, respectively, to the Company’s Annual Report on Form 10-K, filed on February 22, 2024.

Item 1.02.	Termination of Material Definitive Agreements.

The information provided in the Explanatory Note of this Report is incorporated herein by reference into this Item 1.02.

On April 19, 2024, in connection with the consummation of the Merger, the Company repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under that certain Third Amended and Restated Credit Agreement, dated as of June 21, 2023 among the Company, certain subsidiaries of the Company, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (as amended, modified or otherwise supplemented) (the “Existing Credit Agreement”), and terminated all commitments thereunder. The termination of the Existing Credit Agreement became effective at the Effective Time.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Report is incorporated herein by reference into this Item 2.01.

The Proxy Statement contains additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated by reference into this Item 3.01.

On April 19, 2024, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange LLC (“NYSE”) that a certificate of merger was filed with the Secretary of State of the State of Connecticut for purposes of consummating the Merger. The Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under Section 12(b). As a result, trading of the Common Stock, which traded under the ticker symbol “KAMN” on the NYSE, was suspended prior to the opening of trading on the NYSE on April 19, 2024.

Upon effectiveness of the Form 25, the Company intends to file a Certification and Notice of Termination on Form 15 with the SEC to deregister the Company’s Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Report is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right to receive the Merger Consideration for such shares pursuant to the terms of the Merger Agreement in the case of all such holders other than holders of (i) shares of Common Stock held by Parent or Merger Sub and (ii) shares of Common Stock owned by any direct or indirect wholly owned subsidiary of the Company).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Explanatory Note, Item 1.01, Item 2.01 and Item 5.02 of this Report is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Directors

Immediately prior to the Effective Time, in connection with the consummation of the Merger and in accordance with the Merger Agreement, each member of the Company’s Board of Directors (except for Ian K. Walsh), resigned from and ceased serving on the Company’s Board of Directors and any and all committees thereof. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The members of the Company’s Board of Directors immediately prior to the Effective Time were Aisha M. Barry, A. William Higgins, Scott E. Kuechle, Michelle J. Lohmeier, Jennifer M. Pollino, Niharika T. Ramdev and Mr. Walsh.

In connection with the consummation of the Merger, Carroll K. Lane and Mr. Walsh became the sole directors of the Company, effective as of the Effective Time.

Officers

On April 19, 2024, Mr. Lane, Senior Vice President and Interim Chief Financial Officer, and Richard S. Smith, Jr., Senior Vice President, General Counsel, and Secretary, were notified that their employment with the Company will be terminated with an effective date of no later than May 31, 2024, in the case of Mr. Smith, and no later than June 30, 2024, in the case of Mr. Lane, in each case unless an earlier termination date is mutually agreed between each executive officer and the Company. In each case, such termination of employment will be deemed to be a termination by the Company without cause and will entitle each executive officer to all of the rights and benefits pertaining to such termination under each executive officer’s Change in Control Agreement with the Company, as previously disclosed.

Management Incentive Plan and Employees Stock Purchase Plan

In accordance with the terms of the Merger Agreement, as of the Effective Time, the Kaman Corporation Second Amended and Restated 2013 Management Incentive Plan and the Kaman Corporation Amended and Restated Employees Stock Purchase Plan were terminated.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated by reference into this Item 5.03.

In accordance with the terms of the Merger Agreement, at the Effective Time, the Certificate of Incorporation and Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the Certificate of Incorporation and Bylaws, respectively, of the Company, as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference into this Item 5.03.

Immediately following the Effective Time, the Certificate of Incorporation and Bylaws of the Company, set forth in Exhibits 3.1 and 3.2 hereto, were amended and restated in their entirety to be in the form of the Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, respectively, of the Company, as set forth in Exhibits 3.3 and 3.4 hereto, respectively, which are incorporated by reference into this Item 5.03.

Item 8.01	Other Events

On April 19, 2024, the Company issued a press release announcing the Effective Time of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of January 18, 2024, by and among Kaman Corporation, Ovation Parent, Inc., and Ovation Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on January 19, 2024 (File No. 001-35419))

3.1	Certificate of Incorporation of Kaman Corporation
3.2	Bylaws of Kaman Corporation
3.3	Amended and Restated Certificate of Incorporation of Kaman Corporation
3.4	Second Amended and Restated Bylaws of Kaman Corporation
4.1
Second Supplemental Indenture, dated April 19, 2024, among Kaman Corporation, Ovation Parent, Inc. and U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as trustee.

99.1	Press release of Kaman Corporation, dated April 19, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
 *The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

	By:	/s/ Carroll K. Lane
Carroll K. Lane
Senior Vice President and
Interim Chief Financial Officer

Date: April 19, 2024